UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 11, 2002





                              MGP Ingredients, Inc.
             (Exact name of registrant as specified in its charter)





           KANSAS                   0-17196              48-0531200
(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
        incorporation)            File Number)





                                1300 Main Street
                                     Box 130
                             Atchison, Kansas 66002
               (Address of principal executive offices) (Zip Code)




                                 (913) 367-1480
              (Registrant's telephone number, including area code)

Item 7.  Exhibits

     99.1 Press Release dated October 11, 2002.
     99.2 Press Release dated October 11, 2002.

Item 9. Regulation FD Disclosure.

     Attached as Exhibits 99.1 and 99.2 and incorporated into this Item 9 by reference are two press releases which were issued on October 11, 2002 by MGP Ingredients, Inc.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MGP INGREDIENTS, INC.



Date: October 11, 2002             By:/s/ Brian T. Cahill
                                      Brian T. Cahill
                                      Vice President and Chief Financial Officer